Deutsche Japanese Equity Fund
(Class A Shares and Class B Shares)

A Series of the Deutsche Funds, Inc.

Supplement to the Combined Prospectus Dated October 31, 1998

Effective April 1, 1999, the Fund's adviser, DWS International Portfolio Management GmbH, announced that Lilian Haag is the new portfolio manager for the Japanese Equity Portfolio, the corresponding portfolio of the Fund.

Accordingly, please delete the second paragraph under the section entitled "Portfolio Management" on page 14 of your prospectus and replace it in its entirety with the following:

     "Lilian Haag is the portfolio manager for the Japanese Equity Portfolio effective April 1999. Ms. Haag was involved in Japanese equity sales for Nomura Bank from 1997 to 1998, and for Yamaichi Bank from 1996 to 1997. Prior to this, she studied at the University of Heidelberg, where she received a degree in economics and Japanese studies. Ms. Haag specializes in Japanese equities at DWS, managing funds holding assets under management of EUR 1 billion ($1.1 billion)."

                                                                  April 29, 1999












































Edgewood Services, Inc., Distributor
G02216-13 (4/99)